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                                   PROSPECTUS

                                     [LOGO]

                             100 South Royal Street
                           Alexandria, Virginia 22314

                             1311 Mamaroneck Avenue
                          White Plains, New York 10605

                                 (800) 851-0511
                              ADVISOR CLASS SHARES

               PLUS FUNDS                                        SHORT FUNDS
       The Potomac OTC Plus Fund                         The Potomac OTC/Short Fund
    The Potomac Dow 30-SM- Plus Fund                  The Potomac Dow 30-SM-/Short Fund
    The Potomac Small Cap Plus Fund                   The Potomac Small Cap/Short Fund
     The Potomac Internet Plus Fund                    The Potomac Internet/Short Fund
       The Potomac U.S. Plus Fund                        The Potomac U.S./Short Fund

                                MONEY MARKET FUND
                           The Potomac U.S. Government
                                Money Market Fund

      LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES
AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                     November 17, 1999, as supplemented on
                                February 1, 2000

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                               TABLE OF CONTENTS

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
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
OVERVIEW OF THE POTOMAC FUNDS...............................           2

THE POTOMAC FUNDS...........................................           3
The Potomac OTC Funds.......................................           3
The Potomac Dow 30-SM- Funds................................           3
The Potomac Small Cap Funds.................................           4
The Potomac Internet Funds..................................           5
The Potomac U.S. Funds......................................           6
Investment Techniques and Policies..........................           7
Risk Factors................................................           8
The Potomac U.S. Government Money Market Fund...............          10
Performance of The Potomac Funds............................          11
Fees and Expenses of Advisor Class Shares of The Potomac
    Funds...................................................          12

ABOUT YOUR INVESTMENT.......................................          14
Your Account................................................          14
Rule 12b-1 Fees.............................................          14
How to Invest in Advisor Class Shares of The Potomac
    Funds...................................................          15
How to Exchange Advisor Class Shares of The Potomac Funds...          15
How to Sell Advisor Class Shares of The Potomac Funds.......          16
Prices of Advisor Class Shares of The Potomac Funds.........          16
Account and Transaction Policies............................          17

ADDITIONAL INFORMATION......................................          18
Management of The Potomac Funds.............................          18
Distributions and Taxes.....................................          18
Master/Feeder Structure Option..............................          19

FINANCIAL HIGHLIGHTS........................................          20

MORE INFORMATION ON THE POTOMAC FUNDS.......................  Back Cover

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                         OVERVIEW OF THE POTOMAC FUNDS

      This Prospectus offers the Advisor Class shares of The Potomac Funds. The Advisor Class is made available exclusively through your investment advisor, bank, trust company or other authorized representative (Financial Advisor).

      The Potomac Funds consist primarily of pairs of funds. Each pair consists of one "plus" fund and one "short" fund. Each "plus" fund is designed to provide a return that is greater than the return provided by its target index when the value of the target index rises. Unlike traditional index funds, each "plus" fund (except for The Potomac U.S. Plus Fund) seeks to provide a return that is equal to 125% of the return of its target index. The Potomac U.S. Plus Fund seeks to provide a return that is equal to 150% of the return of its target index. Each "short" fund is designed to provide investment results that are opposite of the return of its target index.

      As an example, each of The Potomac OTC Plus Fund and The Potomac OTC/Short Fund is targeted to the Nasdaq 100 Index-TM- (Nasdaq 100 Index). If, for a given period of time, the Nasdaq 100 Index gains 20%, the OTC Plus Fund is designed to gain approximately 25% (which is equal to 125% of 20%), while the OTC/Short Fund is designed to lose 20%. Conversely, if the Nasdaq 100 Index loses 10%, the OTC/Short Fund is designed to gain 10%, while the OTC Plus Fund is designed to lose 12.5%.

      To achieve these results, The Potomac Funds use aggressive investment techniques such as engaging in futures and options transactions. As a result, The Potomac Funds are designed principally for experienced investors who intend to follow an asset allocation strategy. There is no assurance that The Potomac Funds will achieve their objectives.

      The Potomac Funds also offer a money market fund which is designed to provide stability of principal, liquidity and current income.

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                               THE POTOMAC FUNDS

THE POTOMAC OTC FUNDS

OBJECTIVES
      THE POTOMAC OTC PLUS FUND seeks to provide investment returns that correspond to 125% of the performance of the Nasdaq 100 Index-TM-. If it is successful in meeting its objective, the net asset value of OTC Plus Fund shares should increase approximately one and a quarter as much as the Nasdaq 100 Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the OTC Plus Fund should decrease approximately one and a quarter as much when the aggregate prices of the securities in the Nasdaq 100 Index decline on that day.
      THE POTOMAC OTC/SHORT FUND seeks to provide investment returns that inversely correspond (opposite) to the performance of the Nasdaq 100 Index. If it is successful in meeting its objective, the net asset value of OTC/Short Fund shares should increase in direct proportion to any decrease in the level of the Nasdaq 100 Index. Conversely, the net asset value of shares in the OTC/Short Fund should decrease in direct proportion to any increase in the level of the Nasdaq 100 Index.

CORE INVESTMENTS
      In attempting to achieve their objectives, The Potomac OTC Funds primarily invest directly in the securities of the companies that comprise the Nasdaq 100 Index. In addition, THE POTOMAC OTC PLUS FUND enters into long positions in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to produce economically leveraged investment results. THE POTOMAC OTC/SHORT FUND also enters into short positions in the securities of the companies that comprise the Nasdaq 100 Index, stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices. On a day-to-day basis, the Funds hold U.S. Government securities and repurchase agreements to collateralize these futures and options contracts.

TARGET INDEX
      The NASDAQ 100 INDEX-TM- is a capitalization-weighted index composed of 100 of the largest non-financial domestic companies listed on the National Market tier of The Nasdaq Stock Market. All companies listed on the index have a minimum market capitalization of $500 million and an average daily trading volume of at least 100,000 shares. The Nasdaq 100 Index was created in 1985. The Nasdaq Stock Market is not a sponsor of, or in any way affiliated with, The Potomac Funds.

THE POTOMAC DOW 30-SM- FUNDS

OBJECTIVES
      THE POTOMAC DOW 30-SM- PLUS FUND seeks daily investment results that correspond to 125% of the performance of the Dow Jones Industrial Average-SM-
(Dow). If it is successful in meeting its objective, the net asset value of Dow 30 Plus Fund shares should increase approximately one and a quarter as much as the

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Dow when the aggregate prices of the securities that comprise the Dow rise on a given day. Conversely, the net asset value of shares of the Dow 30 Plus Fund should decrease approximately one and a quarter as much when the aggregate prices of the securities in the Dow decline on that day.
      THE POTOMAC DOW 30-SM-/SHORT FUND seeks to provide investment returns that inversely correspond (opposite) to the performance of the Dow. If it is successful in meeting its objective, the net asset value of the Dow 30/Short Fund shares should increase in direct proportion to any decrease in the level of the Dow. Conversely, the net asset value of shares in the Dow 30/Short Fund should decrease in direct proportion to any increase in the level of the Dow.
      The Potomac Dow 30 Funds' investment objectives are not fundamental policies and may be changed by the Potomac Funds' Board of Trustees without shareholder approval.

CORE INVESTMENTS
      In attempting to achieve their objectives, The Potomac Dow 30 Funds primarily invest directly in the securities of the companies that comprise the Dow. In addition, THE POTOMAC DOW 30-SM- PLUS FUND enters into long positions in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to produce economically leveraged investment results. The Fund also may invest in DIAMONDS, which are publicly-traded index securities based on the Dow. This allows the Fund to invest in a portfolio of securities consisting of all of the component common stocks of the Dow. THE POTOMAC DOW 30-SM-/SHORT FUND also enters into short positions in the securities of the companies that comprise the Dow, stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices. On a day-to-day basis, the Funds hold U.S. Government securities and repurchase agreements to collateralize these futures and options contracts.

TARGET INDEX
      The DOW JONES INDUSTRIAL AVERAGE-SM- consists of 30 of the most widely held and actively traded stocks listed on the U.S. stock markets. The stocks in the Dow represent companies that typically are dominant firms in their respective industries. Dow Jones, Dow Jones Industrial Average-SM-, DJIA-SM-, and Dow 30-SM- are service marks of Dow Jones & Company, Inc. Dow Jones has no relationship to The Potomac Funds, other than the licensing of those service marks for use in connection with the Funds' materials. Dow Jones does not sponsor, endorse, sell or promote any of The Potomac Funds.

THE POTOMAC SMALL CAP FUNDS

OBJECTIVES
      THE POTOMAC SMALL CAP PLUS FUND seeks to provide investment returns that correspond to 125% of the performance of the Russell 2000-Registered Trademark-Index (Russell 2000 Index). If it is successful in meeting its objective, the net asset value of Small Cap Plus Fund shares should increase approximately one and a quarter as much as the Russell 2000 Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the Small Cap Plus Fund should decrease approximately one and a quarter as much when the aggregate prices of the securities in the Russell 2000 Index decline on that day.

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      THE POTOMAC SMALL CAP/SHORT FUND seeks to provide investment returns that inversely correspond (opposite) to the performance of the Russell 2000 Index. If it is successful in meeting its objective, the net asset value of Small Cap/Short Fund shares should increase in direct proportion to any decrease in the level of the Russell 2000 Index. Conversely, the net asset value of shares in the Small Cap/Short Fund should decrease in direct proportion to any increase in the level of the Russell 2000 Index.
      The Potomac Small Cap Funds' investment objectives are not fundamental policies and may be changed by the Potomac Funds' Board of Trustees without shareholder approval.

CORE INVESTMENTS
      In attempting to achieve their objectives, The Potomac Small Cap Funds primarily invest directly in the securities of the companies that comprise the Russell 2000 Index. In addition, THE POTOMAC SMALL CAP PLUS FUND enters into long positions in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to produce economically leveraged investment results. THE POTOMAC SMALL CAP/SHORT FUND also enters into short positions in the securities of the companies that comprise the Russell 2000, stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices. On a day-to-day basis, the Funds hold U.S. Government securities and repurchase agreements to collateralize these futures and options contracts.

TARGET INDEX
      The RUSSELL 2000-Registered Trademark- INDEX is comprised of the smallest 2000 companies in the Russell 3000 Index. As of May 31, 1999, the average market capitalization of the companies included in the Russell 2000 was approximately $526.4 million. That compares to $4.4 billion for the Russell 3000. The smallest 2000 companies represent approximately 8% of the total market capitalization of the Russell 3000. The Frank Russell Company is not a sponsor of, or in any way affiliated with, The Potomac Funds.

THE POTOMAC INTERNET FUNDS

OBJECTIVES
      THE POTOMAC INTERNET PLUS FUND seeks to provide investment results that correspond to 125% of the performance of the Dow Jones Composite Internet Index-SM- (Internet Index). If it is successful in meeting its objective, the net asset value of Internet Plus Fund shares should increase approximately one and a quarter as much as the Internet Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the Internet Plus Fund should decrease approximately one and a quarter as much when aggregate prices of the securities in the Internet Index decline on that day.
      THE POTOMAC INTERNET/SHORT FUND seeks to provide investment returns that inversely correspond (opposite) to the performance of the Internet Index. If it is successful in meeting its objective, the net asset value of Internet/Short Fund shares should increase in direct proportion to any decrease in the level of the Internet Index. Conversely, the net asset value of shares in the Internet/Short Fund should decrease in direct proportion to any increase in the level of the Internet Index.
      The Potomac Internet Funds' investment objectives are not fundamental policies and may be changed by The Potomac Funds' Board of Trustees without shareholder approval.

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CORE INVESTMENTS
      In attempting to achieve their objectives, The Potomac Internet Funds primarily invest directly in the securities of the companies that comprise the Internet Index. In addition, THE POTOMAC INTERNET PLUS FUND enters into long positions in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to produce economically leveraged investment results. THE POTOMAC INTERNET/SHORT FUND also enters into short positions in the securities of the companies that comprise the Internet Index, stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices. On a day-to-day basis, the Funds hold U.S. Government securities and repurchase agreements to collateralize these futures and options contracts.

TARGET INDEX
      THE DOW JONES COMPOSITE INTERNET INDEX-SM- is a modified capitalization-weighted index designed to track the performance of companies that are involved in Internet related activities. The Internet Index tracks 40 e-commerce and Internet services companies that generate at least 50% of their revenues from the Internet and have a three-month average market capitalization of at least $100 million. Dow Jones and Dow Jones Composite Internet Index-SM-are service marks of Dow Jones & Company, Inc. Dow Jones has no relationship to The Potomac Funds, other than the licensing of the Internet Index for use in connection with The Potomac Funds' materials. Dow Jones does not sponsor, endorse, sell or promote any of The Potomac Funds.

THE POTOMAC U.S. FUNDS

OBJECTIVES
      THE POTOMAC U.S. PLUS FUND seeks to provide investment returns that correspond to 150% of the performance of the Standard & Poor's 500 Composite Stock Price Index-TM- (S&P 500 Index). If it is successful in meeting its objective, the net asset value of U.S. Plus Fund shares should increase approximately one and a half as much as the S&P 500 Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the U.S. Plus Fund should decrease approximately one and a half as much when the aggregate prices of the securities in the S&P 500 Index decline on that day.
      THE POTOMAC U.S./SHORT FUND seeks to provide investment returns that inversely correspond (opposite) to the performance of the S&P 500 Index. If it is successful in meeting its objective, the net asset value of U.S./Short Fund shares should increase in direct proportion to any decrease in the level of the S&P 500 Index. Conversely, the net asset value of shares in the U.S./Short Fund should decrease in direct proportion to any increase in the level of the S&P 500 Index.

CORE INVESTMENTS
      Unlike traditional index funds, The Potomac U.S. Funds do not invest directly in the securities of the companies that comprise the S&P 500 Index. Rather, THE POTOMAC U.S. PLUS FUND invests significantly in Standard & Poor's Depositary Receipts (SPDRs), which are publicly-traded index securities based on the S&P 500 Index. This allows the Fund to invest in a portfolio of securities consisting of all of the component

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common stocks of the S&P 500 Index. The Fund also enters into long positions in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to produce economically leveraged investment results. THE POTOMAC U.S./SHORT FUND enters into short positions in SPDRs, options on stock index futures contracts and options on securities and on stock indices. On a day-to-day basis, the Funds hold U.S. Government securities and repurchase agreements to collateralize these futures and options contracts.

TARGET INDEX
      The STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX-TM- is a capitalization-weighted index composed of 500 common stocks. Standard & Poor's selects the 500 stocks comprising the S&P 500 Index on the basis of market values and industry diversification. Most of the stocks in the S&P 500 Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and generally are listed on the New York Stock Exchange. Standard & Poor's is not a sponsor of, or in any way affiliated with, The Potomac Funds.

INVESTMENT TECHNIQUES AND POLICIES
      Rafferty Asset Management, LLC (Rafferty), the investment advisor to The Potomac Funds, uses a number of investment techniques in an effort to achieve the stated goal for each Fund. Rafferty attempts to magnify the returns of each Plus Fund's target index while the Short Funds are managed to provide returns inverse (opposite) of each Short Fund's target index. Rafferty generally does not use fundamental securities analysis to accomplish such correlation. Rather, Rafferty primarily uses statistical and quantitative analysis to determine the investments each Fund makes and techniques it employs. As a consequence, if a Fund is performing as designed, the return of the target index will dictate the return for that Fund.
      Each Plus Fund invests significantly in futures contracts on stock indexes, options on futures contracts and financial instruments such as options on securities and stock indexes options. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a return that is larger than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of a Plus Fund.
      While Rafferty attempts to minimize any "tracking error" (the statistical measure of the difference between the investment results of a Fund and the performance of its benchmark), certain factors will tend to cause a Fund's investment results to vary from the stated objective. Rafferty, however, does not expect that a Fund's total returns will vary from its objective by more than 10% over a twelve-month period.
      It is the policy of each Fund to pursue its investment objective regardless of market conditions and not to take defensive positions. A Fund will not adopt defensive positions by investing in cash or other instruments in anticipation of an adverse climate for its target index. However, because it may be difficult for a Fund to achieve its' stated investment objective with a low level of assets, Rafferty may invest the assets of The Potomac Dow 30 Funds, The Potomac Small Cap/Short Fund and The Potomac Internet Funds in short-term U.S. Government securities until the level of net assets is sufficient to permit investment in the appropriate investments. As a result, those Funds may not achieve their investment objectives during this

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period. To find out if a Fund has sufficient assets to invest to attempt to meet its objective, you may call (888) 976-8662.

RISK FACTORS
      An investment in the Funds entails risks. The Funds could lose money, or their performance could trail that of other investment alternatives. Rafferty cannot guarantee that any of the Funds will achieve its objective. In addition, the Funds present some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Funds. These and other risks are described below.

RISKS OF INVESTING IN EQUITY SECURITIES AND DERIVATIVES
      The Funds may invest in publicly issued equity securities, including common stocks, as well as instruments that attempt to track the price movement of stock indices. Investments in common stocks and derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of common stocks in which the Funds invest will cause the net asset value of the Funds to fluctuate.

RISKS OF AGGRESSIVE INVESTMENT TECHNIQUES
      The Funds use investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, and options on securities, securities indices, and on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed. Investors should be aware that while index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviations occur. As a result, a Fund's short-term performance will reflect such deviation from its benchmark.

LEVERAGE RISK
      Each Plus Fund employs leveraged investment techniques. Use of leverage can magnify the effects of changes in the value of these Plus Funds and makes them more volatile. The leveraged investment techniques that these Plus Funds employ should cause investors in these Plus Funds to lose more money in adverse environments.

INVERSE CORRELATION RISK
      Each Short Fund is negatively correlated to its target index and should lose money when its target index rises -- a result that is the opposite from traditional equity mutual funds.

RISK OF POOR TRACKING
      While Rafferty does not expect that the return of any of the Funds will deviate adversely from their respective investment objectives by more than 10%, several factors may affect a Fund's ability to achieve its

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target. As a consequence, there can be no guarantee that the Funds will be able to achieve this level of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment goal.

RISK OF TRADING HALTS
      In certain circumstances, an exchange may halt trading in securities held by a Fund. If such trading halts are instituted at the close of a trading day, a Fund will not be able to execute purchase or sales transactions in the specific option or futures contracts affected. In such an event, a Fund also may be unable to accurately price its outstanding contracts. If a Fund is affected by such a halt, it may reject investors' orders for purchases, redemptions, or exchanges received earlier during the business day.

RISK OF EARLY CLOSING
      The normal close of trading of securities listed on the Nasdaq and NYSE is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in the trading day a Fund might incur substantial trading losses.

HIGH PORTFOLIO TURNOVER
      Rafferty expects a significant portion of The Potomac Funds' assets to come from professional money managers and investors who use the Funds as part of "asset allocation" and "market timing" investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Frequent trading could increase the rate of the Funds' portfolio turnover, forcing realization of substantial capital gains and losses and increasing transaction expenses. In addition, while Rafferty does not expect it, large movements of assets into and out of the Funds may negatively impact their abilities to achieve their investment objectives or their level of operating expenses.

RISK OF NON-DIVERSIFICATION
      The Funds (except the Money Market Fund) are non-diversified, which means that they may invest a high percentage of their assets in a limited number of securities. Since the Funds' are non-diversified, their net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

RISKS OF INVESTING IN INTERNET COMPANIES
      The Potomac Internet Funds concentrate their investments in Internet companies. In addition, the OTC Funds may invest a substantial portion of their assets in Internet companies listed on the Nasdaq 100 Index. The market prices of Internet-related stocks tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of investments. These stocks may fall in- and out-of-favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Internet stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to

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negatively affect Internet companies. Those Internet companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies' market prices. Further, those Internet companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the Internet Index and the Nasdaq 100 Index.

RISKS OF INVESTING IN SMALL CAPITALIZATION COMPANIES
      Investing in the securities of small capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more established companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Any of these factors may negatively impact the performance of the Russell 2000 Index.

THE POTOMAC U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE
      THE POTOMAC U.S. GOVERNMENT MONEY MARKET FUND seeks to provide security of principal, current income and liquidity.

CORE INVESTMENTS
      THE POTOMAC U.S. GOVERNMENT MONEY MARKET FUND seeks to achieve these objectives by investing in high quality, U.S. dollar-denominated short-term obligations that have been determined by the Trustees or by Rafferty to present minimal credit risk. The Fund invests exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations.

INVESTMENT TECHNIQUES AND POLICIES
      In order to maintain a stable share price, the Fund maintains an average dollar-weighted maturity of 90 days or less. Securities purchased by the Fund generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements may bear longer final maturities. The average dollar-weighted maturity of the Fund will not exceed 90 days.

RISK FACTORS

    - The yield paid by the Fund is subject to changes in interest rates. As a result, there is risk that a decline in short-term interest rates would lower its yield and the overall return on your investment.

    - Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

    - Your investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government institution.

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PERFORMANCE OF THE POTOMAC FUNDS

      The Advisor Class shares are a new class of shares offered by The Potomac Funds. Accordingly, they do not have any performance history of their own. The annual performance illustrated in the bar chart and tables below represents the actual historical performance for a different class of shares not offered in this Prospectus for the U.S. Plus Fund, U.S./Short Fund, OTC Plus Fund, OTC/Short Fund and the U.S. Government Money Market Fund. Because the other class had lower expenses, its performance was higher than the Advisor Class of the Funds would have received in the same time period.
      The tables below provide some indication of the risks of an investment in these Funds by comparing the performance of the other class of shares with a broad measure of market performance and by illustrating their highest and lowest quarterly returns during the calendar year 1999. Because this information is based on past performance, it's not a guarantee of future results.
                                     [LOGO]

      During the calendar year 1999, the highest and lowest return of the Funds for a quarter during the period of the bar chart was as follows:

               FUND                 HIGHEST QUARTERLY RETURN (%)   LOWEST QUARTERLY RETURN (%)
----------------------------------  ----------------------------   ---------------------------
OTC Plus Fund                             68.51 (4th quarter)            5.06 (3rd quarter)
OTC/Short Fund                            -6.47 (3rd quarter)          -35.73 (4th quarter)
U.S. Plus Fund                            20.90 (4th quarter)           -9.84 (3rd quarter)
U.S./Short Fund                            7.05 (3rd quarter)          -12.74 (4th quarter)
U.S. Government Money Market Fund          1.11 (4th quarter)            0.88 (1st quarter)

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      The table below shows what the Funds' average annual total returns would equal if you average out actual performance over various lengths of time.

AVERAGE ANNUAL RETURNS (for the periods ended December 31, 1999):

            FUND               ONE YEAR (%)   SINCE INCEPTION (%)   INCEPTION DATES
-----------------------------  ------------   -------------------   ----------------
OTC Plus Fund                     129.22             91.49          October 20, 1997
Nasdaq 100 Index**                101.95             74.71          October 20, 1997

OTC/Short Fund                    -56.81            -49.85          October 16, 1997
Nasdaq 100 Index**                101.95             73.42          October 16, 1997

U.S. Plus Fund                     24.45             27.67          October 20, 1997
S&P 500 Index*                     19.53             21.63          October 20, 1997

U.S./Short Fund                   -14.44            -19.95          November 7, 1997
S&P 500 Index*                     19.53             23.95          November 7, 1997

U.S. Government Money Market
  Fund                              4.03              4.19          October 20, 1997

------------------------
        * The S&P 500 is an unmanaged index of 500 U.S. stocks and gives a broad look at how 500 of the largest companies in aggregate market value have performed.
        ** The Nasdaq 100 is an unmanaged index composed of 100 of the largest non-financial domestic companies with a minimum market capitalization of $500 million and an average daily trading volume of at least 100,000 shares.

FEES AND EXPENSES OF ADVISOR CLASS SHARES OF THE POTOMAC FUNDS

      The tables below describe the fees and expenses that you may pay if you buy and hold Advisor Class shares of the Funds. The expenses below for the U.S. Funds, OTC Funds, Small Cap Plus Fund and Money Market Fund are based on actual expenses. For the Internet Funds, Dow 30 Funds and the Small Cap/Short Fund, the expenses below are based on estimated expenses.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge Imposed on Purchases (as a % of
  offering price)...........................................     None
Maximum Deferred Sales Charge (as a % of original purchase
  price or sales proceeds, whichever is less)...............     None
Wire Redemption Fee.........................................   $12.00

---------------------------------------------------------------
12

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                      OTC PLUS   DOW 30 PLUS+   SMALL CAP PLUS   INTERNET PLUS+   U.S. PLUS
                                      --------   ------------   --------------   --------------   ---------
Management Fees                         0.75         0.75            0.75             0.75          0.75
Distribution (12b-1) Fees               1.00         1.00            1.00             1.00          1.00
Other Expenses*                         0.67         0.75            0.68             0.75          0.77
                                        ----         ----            ----             ----          ----
Total Annual Operating Expenses*        2.42         2.50            2.43             2.50          2.52
Fee Waiver and/or Reimbursement*        0.00         0.00            0.00             0.00          0.02
                                        ----         ----            ----             ----          ----
Net Expenses                            2.42         2.50            2.43             2.50          2.50
                                        ====         ====            ====             ====          ====

                                                    SMALL CAP/    INTERNET/                 MONEY MARKET
                       OTC/SHORT   DOW 30/SHORT+      SHORT+        SHORT+     U.S./SHORT       FUND
                       ---------   -------------   ------------   ----------   ----------   ------------
Management Fees          0.90          0.90            0.90          0.90         0.90          0.50
Distribution (12b-1)
  Fees                   1.00          1.00            1.00          1.00         1.00          1.00
Other Expenses*          0.97          1.06            1.21          1.02         1.00          0.70
                         ----          ----            ----          ----         ----          ----
Total Annual
  Operating Expenses*    2.87          2.96            3.11          2.92         2.90          2.20
Fee Waiver and/or
  Reimbursement*         0.22          0.31            0.46          0.27         0.25          0.20
                         ----          ----            ----          ----         ----          ----
Net Expenses             2.65          2.65            2.65          2.65         2.65          2.00
                         ====          ====            ====          ====         ====          ====

------------------------
* Rafferty Asset Management, Inc. has contractually agreed to reimburse the Advisor Class shares of the Funds for Other Expenses through August 31, 2002 to the extent that the Advisor Class' Total Annual Fund Operating Expenses exceed 2.50% for the Plus Funds, 2.65% for the Short Funds and 2.00% for the Money Market Fund. If overall expenses fall below these percentage limitations, then the Funds may reimburse Rafferty within the following three years.
+ Based on estimated Advisor Class expenses to be incurred in the first year of operations.

EXPENSE EXAMPLE
      The tables below are intended to help you compare the cost of investing in the Advisor Class of The Potomac Funds with the cost of investing in other mutual funds. The tables show what you would have paid if you invested $10,000 in the Advisor Class of each Fund over the periods shown and then redeemed all your shares at the end of those periods. It also assumes that your investment has a 5% return each year and the operating expenses remain the same through the first year. The expenses shown for the first and third years are calculated based on the Net Expenses shown above, taking into account any fee waivers and expense reimbursements. For the other years, the expenses are based on Total Annual Operating Expenses. Because the Dow Funds, the Internet Funds, and the Small Cap/Short Fund were not operational during the

--------------------------------------------------------------------------------
prior fiscal year, expenses for 5 Years and 10 Years are not required to be shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                             --------   --------   --------   --------
OTC Plus Fund..............................    $245       $755      $1,291     $2,756
OTC/Short Fund.............................    $268       $823      $1,513     $3,195
Dow 30 Plus Fund...........................    $253       $779         n/a        n/a
Dow 30/Short Fund..........................    $268       $823         n/a        n/a
Small Cap Plus Fund........................    $253       $758      $1,296     $2,766
Small Cap/Short Fund.......................    $268       $823         n/a        n/a
Internet Plus Fund.........................    $253       $779         n/a        n/a
Internet/Short Fund........................    $268       $823         n/a        n/a
U.S. Plus Fund.............................    $253       $779      $1,340     $2,856
U.S./Short Fund............................    $268       $823      $1,528     $3,223
U.S. Government Money Market Fund..........    $203       $627      $1,180     $2,534

--------------------------------------------------------------------------------
                             ABOUT YOUR INVESTMENT

YOUR ACCOUNT
      You may open an account for the Advisor Class shares and conduct other Fund transactions through your Financial Advisor. You will not pay any sales charges but the Funds' Advisor Class shares have ongoing Rule 12b-1 fees of up to 1.00% of their average daily net assets as discussed below. You also may be subject to other charges assessed by your Financial Advisor.

RULE 12B-1 FEES
      The Potomac Funds, on behalf of the Advisor Class, has adopted a distribution plan under Rule 12b-1. The plan allows the Funds to pay distribution and sales fees for the sale of the Funds' shares and for other shareholder services. Because these fees are paid out of the Funds' Advisor Class' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
      Under the plan, the fees may amount to up to 1.00% of the Advisor Class' average daily net assets. The Potomac Funds' Board of Trustees has authorized each Fund to pay Rule 12b-1 fees equal to 1.00% of the average daily net assets of the Advisor Class. Under an agreement with the Funds, your Financial Advisor may receive these fees from the Funds. In exchange, your Financial Advisor may provide a number of services, such as:

    - placing your orders and issuing confirmations,

    - providing investment advice, research and other advisory services,

    - handling correspondence for individual accounts,

---------------------------------------------------------------
14

    - acting as the sole shareholder of record for individual shareholders,

    - issuing shareholder statements and reports and

    - executing daily investment "sweep" functions.

      For more specific information on these and other services, you should speak to your Financial Advisor. Your Financial Advisor may charge additional account fees for services beyond those specified above.

HOW TO INVEST IN ADVISOR CLASS SHARES OF THE POTOMAC FUNDS
      You may invest in the Advisor Class of the Funds through traditional investment accounts, individual retirement accounts (including Roth IRAs), self-directed or company sponsored retirement plans or other products as available from your Financial Advisor. Applications and descriptions of any services fees for retirement or other accounts are available from your Financial Advisor.

MINIMUM INVESTMENT:
      The minimum initial and subsequent investments set forth below may be invested in as many of The Potomac Funds as you wish. However, you must invest at least $1,000 in any one of the Funds. For example, if you decide to invest $10,000 in three of the Funds, you may allocate your minimum initial investment as $8,000, $1,000 and $1,000.

                                                     MINIMUM INITIAL INVESTMENT   SUBSEQUENT INVESTMENT
                                                     --------------------------   ---------------------
Regular Accounts                                              $10,000                    $1,000
Retirement Accounts                                           $10,000                    $    0

TO PURCHASE ADVISOR CLASS SHARES:

    - Contact your Financial Advisor.

    - Your Financial Advisor will help you complete the necessary paperwork, mail your Account Application to The Potomac Funds and place your order to purchase shares of the Advisor Class shares of the Funds.

    - Cash, credit cards, credit card checks and third-party checks will not be accepted by the Funds.

    - All purchases must be made in U.S. dollars through a U.S. bank.

    - If your check does not clear due to insufficient funds, you will be charged a $25.00 fee.

HOW TO EXCHANGE ADVISOR CLASS SHARES OF THE POTOMAC FUNDS
      You may exchange Advisor Class shares of your current Fund(s) for Advisor Class shares of the same class of any other Fund without any charges. To make an exchange:

    - Contact your Financial Advisor.

    - Provide your name, account number, which Funds are involved, and the number, percentage or dollar value of shares to be exchanged.

--------------------------------------------------------------------------------

    - The Funds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.

    - You must exchange at least a $1,000 or, if your account value is less than that, your entire account balance will be exchanged.

HOW TO SELL ADVISOR CLASS SHARES OF THE POTOMAC FUNDS
      You may sell all or part of your investment in the Funds at the next determined net asset value after the Funds have received your order from your Financial Advisor.

TO SELL ADVISOR CLASS SHARES:

    - Contact your Financial Advisor.

    - He or she will place your order to sell Advisor Class shares of the Funds.

    - Payment can be directed to your advisory account normally within three days after your Financial Advisor places your order.

    - For investments that have been made by check, payment on sales requests may be delayed until The Potomac Funds' Transfer Agent is reasonably satisfied that the purchase payment has been collected by the Fund, which may require up to 10 business days.

    - Your request will be processed the same day if you call between 9:00 AM AND 3:40 P.M. Eastern time (or 1:00 p.m. for the Money Market Fund).

PRICES OF ADVISOR CLASS SHARES OF THE POTOMAC FUNDS
      A Fund's share price is known as its net asset value (NAV). For all of the Funds except the U.S. Government Money Market Fund, the Advisor Class share prices are calculated fifteen minutes after the close of regular trading, usually at 4:15 pm Eastern time, each day the New York Stock Exchange (NYSE) is open for business. The U.S. Government Money Market Fund's Advisor Class share price is calculated at 1:15 pm Eastern time each day the NYSE and Federal Bank of New York are open. Share price is calculated by dividing a class' net assets by its shares outstanding. The Funds use the following methods to price securities held in their portfolios:

    - equity securities, OTC securities, options and futures are valued at their last sales price, or if not available, the average of the last bid and ask

    - options on futures are valued at their closing price

    - short-term debt securities and money market securities are valued using the "amortized" cost method

    - securities for which a price is unavailable will be valued at fair value estimates by the investment advisor under the supervision of the Board of Trustees

---------------------------------------------------------------
16

ACCOUNT AND TRANSACTION POLICIES

      ORDER POLICIES
      You may buy and sell Advisor Class shares of the Funds at their NAV computed after your order has been received in good order. Purchase and sell orders will be processed the same day at that day's NAV if received by 3:40 p.m. Eastern Time (or 1:00 p.m. for the Money Market Fund). The Funds will not accept and process any orders for that day received after this time.
      There are certain times when you may be unable to sell Advisor
Class shares of the Funds or proceeds may be delayed. This may occur during emergencies, unusual market conditions or when the Funds cannot determine the value of its assets or sell its holdings. The Funds reserve the right to reject any purchase order or suspend offering of their shares.

      TELEPHONE TRANSACTIONS
      For your protection, the Funds may require some form of personal identification prior to accepting your telephone request such as verification of your social security number, account number or other information. We also may record the conversation for accuracy. During times of unusually high market activity or extreme market changes, you should be aware that it may be difficult to place your request in a timely manner.

      SIGNATURE GUARANTEES
      In certain instances when you sell Advisor Class shares of the Funds, we will need your signature guaranteed. Signatures guarantees may be available at your bank, stockbroker or a national securities exchange. Your signature must be guaranteed under the following circumstances:

    - if your account registration or address has changed in the last 30 days

    - if the proceeds of your sale are mailed to an address other than the one listed with the Funds

    - if the proceeds are payable to a third party

    - if the sale is greater than $100,000

    - if the wire instructions on the account are being changed

    - if there are other unusual situations as determined by the Funds' Transfer Agent

      LOW BALANCE ACCOUNTS
      If your total account balance falls below $10,000, then we may sell your Advisor Class shares of the Funds. We will inform you in writing 30 days prior to selling your Advisor Class shares. If you do not bring your total account balance up to $10,000 within 30 days, we may sell your Advisor Class shares and send you the proceeds. We will not sell your Advisor Class shares if your account value falls due to market fluctuations.

      MONEY MARKET FUND CHECKING POLICIES
      You may write checks against your Money Market Fund account if you request and complete a signature card. With these checks, you may sell Advisor
Class shares of the Fund simply by writing a check for at least $500. You may not write a check to close your account. If you place a stop payment order on a check, we will charge you $25.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION

MANAGEMENT OF THE POTOMAC FUNDS

INVESTMENT ADVISOR
      Rafferty Asset Management, LLC (Rafferty) provides investment services to the Funds. Rafferty attempts to manage the investment of the Funds' assets consistent with their investment objectives, policies and limitations. Rafferty has been managing mutual funds since June 1997 and has approximately $300 million assets under management as of October 1999. Rafferty is located at 1311 Mamaroneck Avenue, White Plains, New York 10605.
      Under an investment advisory agreement between The Potomac Funds and Rafferty, the Funds pay Rafferty the following fees at an annualized rate based on a percentage of the Funds' daily net assets. The fees charged and the contractual fees are the same.

                                                              ADVISORY FEES CHARGED
                                                              ---------------------
Plus Funds                                                            0.75
Short Funds                                                           0.90
U.S. Government Money Market Fund                                     0.50

PORTFOLIO MANAGEMENT
      An investment committee of Rafferty employees has the day-to-day responsibility for managing the Potomac Funds.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS
      Each Fund, except the Money Market Fund, distributes dividends from net investment income annually. The Money Market Fund usually distributes dividends from its net investment income monthly. Net investment income generally consists of interest income and dividends received on investments, less expenses.
      Each Fund, except the Money Market Fund, also distributes any realized net capital gains annually. A Fund has capital gains when it sells its portfolio assets for a profit. The tax consequences will vary depending on how long a Fund has held the asset. Distributions of net gains on the sale of an asset held for one year or less are taxed as ordinary income. Sales of assets held longer than one year (long-term capital gains) are taxed at lower capital gains rates.
      Dividends and net capital gains will be reinvested automatically at NAV unless you request otherwise in writing. Normally, distributions are taxable events for shareholders whether or not the distributions are received in cash or reinvested.

---------------------------------------------------------------
18

TAXES
      The following table illustrates the potential tax liabilities for taxable accounts:

           TYPE OF TRANSACTION                                  TAX STATUS*
------------------------------------------       ------------------------------------------
Dividends                                        Ordinary income rate
Short-term capital gains                         Ordinary income rate
Long-term capital gains                          Long-term capital gains rate
Sale or exchange of Fund shares owned for        Long-term capital gains or losses (capital
  more than one year                               gains rate)
Sale or exchange of Fund shares owned for        Gains are taxed at the same rate as
  less than one year                               ordinary income; losses are subject to
                                                   special rules

------------------------
* Tax consequences for tax-deferred retirement accounts or non-taxable shareholders may be different. You should consult your tax specialist for more information about your personal situation.

      If you are a non-retirement account holder, then each year, we will send you a Form 1099 that tells you the amount of Fund distributions you received for the prior calendar year, the tax status of these distributions and a list of reportable sale transactions. Normally, distributions are taxable in the year you receive them. However, any distributions declared in the last three months of the year and paid in January of the following year generally are taxable as if received on December 31 of the year they are declared.
      If you are a non-corporate shareholder and do not provide the Funds with your correct taxpayer identification number (normally your social security number), the Funds are required to withhold 31% of all dividends, other distributions and sale proceeds payable to you. If you are otherwise subject to backup withholding, we also are required to withhold and pay to the IRS 31% of your distributions. Any tax withheld may be applied against your tax liability when you file your tax return. You may be subject to a $50 fee for any penalties imposed on the Funds by the IRS.

MASTER/FEEDER STRUCTURE OPTION
      The Funds may in the future operate under a master/feeder structure. This means that each Fund would be a "feeder" fund that attempts to meet its objective by investing all its investable assets in a "master" fund with the same investment objective. The "master" fund would purchase securities for investment. It is expected that any such investment company would be managed by Rafferty in substantially the same manner as the Funds. If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for the Funds without seeking shareholder approval. However, the Trustees' decision will be made only if the investments in the master funds are in the best interests of the Funds and their shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. You also will receive 30 days notice prior to the implementation of the master/feeder structure.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights tables are intended to help you understand each Fund's financial performance since the Funds' commenced operation. The information in the tables has been audited by PricewaterhouseCoopers LLP, the Funds' independent accountants. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Financial highlights are not available for The Potomac Small Cap/Short Fund, The Potomac Dow 30 Funds and The Potomac Internet Funds because they have not commenced active operations. More information about the Funds may be found in their Annual and Semi-Annual Reports, which you may obtain upon request.

                                                         For a fund share outstanding throughout the period
                                                  U.S. PLUS FUND                                  U.S./SHORT FUND(6)
POTOMAC FUNDS                      --------------------------------------------      --------------------------------------------
                                       YEAR ENDED          OCTOBER 20, 1997(1)           YEAR ENDED          NOVEMBER 7, 1997(1)
                                    AUGUST 31, 1999         TO AUGUST 31, 1998        AUGUST 31, 1999         TO AUGUST 31, 1998
                                   ------------------      --------------------      ------------------      --------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF
  PERIOD.....................         $      9.76                $  10.00               $    47.30                $    50.00
                                      -----------                --------               ----------                ----------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income
  (loss)(4)..................                0.31                    0.36                     1.05                      1.15
Net realized and unrealized
  gain (loss) on
  investments(7).............                4.59                   (0.58)                  (13.91)                    (3.85)
                                      -----------                --------               ----------                ----------
    Total from investment
      operations.............                4.90                   (0.22)                  (12.86)                    (2.70)
                                      -----------                --------               ----------                ----------
LESS DISTRIBUTIONS:
Dividends from net investment
  income.....................                  --                   (0.02)                      --                        --
Distributions from realized
  gains......................               (0.10)                     --                    (0.05)                       --
                                      -----------                --------               ----------                ----------
    Total distributions......               (0.10)                  (0.02)                   (0.05)                       --
                                      -----------                --------               ----------                ----------
NET ASSET VALUE, END OF
  PERIOD.....................         $     14.56                $   9.76               $    34.39                $    47.30
                                      ===========                ========               ==========                ==========
TOTAL RETURN.................               50.38%                  (2.23%)(2)              (26.77%)                   (5.40%)(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period....         $16,472,869                $466,997               $4,392,851                $7,768,652
Ratio of net expenses to
  average net assets:
  Before expense
    reimbursement............                1.52%                   2.52%(3)                 1.90%                     5.29%(3)
  After expense
    reimbursement............                1.50%                   1.50%(3)                 1.64%                     1.57%(3)
Ratio of net investment
  income (loss) to average
  net assets:
  Before expense
    reimbursement............                2.32%                   2.68%(3)                 2.23%                    (0.46%)(3)
  After expense
    reimbursement............                2.34%                   3.70%(3)                 2.49%                     3.26%(3)
Portfolio turnover rate(5)...                0.00%                   0.00%                    0.00%                     0.00%

(1)COMMENCEMENT OF OPERATIONS.
(2)NOT ANNUALIZED.
(3)ANNUALIZED.
(4)NET INVESTMENT INCOME (LOSS) PER SHARE REPRESENTS NET INVESTMENT INCOME
(LOSS) DIVIDED BY THE DAILY AVERAGE SHARES OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.
(5)PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR. INVESTMENTS IN OPTIONS, FUTURES CONTRACTS AND REPURCHASE AGREEMENTS ARE DEEMED SHORT-TERM SECURITIES.
(6)THE PER SHARE DATA REFLECTS A REVERSE STOCK SPLIT WHEREBY SHAREHOLDERS RECEIVED 1 SHARE FOR EACH 5 SHARES HELD. THIS REVERSE SPLIT OCCURRED ON JUNE 7, 1999.
(7)THE AMOUNTS SHOWN MAY NOT CORRELATE WITH AGGREGATE GAINS AND LOSSES OF PORTFOLIO SECURITIES DUE TO THE TIMING OF SUBSCRIPTIONS AND REDEMPTIONS OF FUND SHARES.

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights tables are intended to help you understand each Fund's financial performance since the Funds' commenced operation. The information in the tables has been audited by PricewaterhouseCoopers LLP, the Funds' independent accountants. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Financial highlights are not available for The Potomac Small Cap/Short Fund, The Potomac Dow 30 Funds and The Potomac Internet Funds because they have not commenced active operations. More information about the Funds may be found in their Annual and Semi-Annual Reports, which you may obtain upon request.

                                                         For a fund share outstanding throughout the period
                                                  OTC PLUS FUND                                   OTC/SHORT FUND(9)
POTOMAC FUNDS                      --------------------------------------------      --------------------------------------------
                                       YEAR ENDED          OCTOBER 20, 1997(1)           YEAR ENDED          OCTOBER 16, 1997(1)
                                    AUGUST 31, 1999         TO AUGUST 31, 1998        AUGUST 31, 1999         TO AUGUST 31, 1998
                                   ------------------      --------------------      ------------------      --------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF
  PERIOD.....................         $     10.41               $    10.00              $     41.90             $     50.00
                                      -----------               ----------              -----------             -----------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income
  (loss)(4)..................               (0.23)                   (0.11)                   0.398                   0.458
Net realized and unrealized
  gain (loss) on
  investments(10)............               14.48                     0.52                   (25.22)                  (8.55)
                                      -----------               ----------              -----------             -----------
    Total from investment
      operations.............               14.25                     0.41                   (24.83)                  (8.10)
                                      -----------               ----------              -----------             -----------
LESS DISTRIBUTIONS:
Dividends from net investment
  income.....................                  --                       --                       --                      --
Distributions from realized
  gains......................               (0.06)                      --                    (0.01)                     --
                                      -----------               ----------              -----------             -----------
    Total distributions......               (0.06)                      --                    (0.01)                     --
                                      -----------               ----------              -----------             -----------
NET ASSET VALUE, END OF
  PERIOD.....................         $     24.60               $    10.41              $     17.06             $     41.90
                                      ===========               ==========              ===========             ===========
TOTAL RETURN.................              137.18%                    4.10%(2)               (59.25%)                (16.20%)(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period....         $76,682,387               $7,680,546              $10,863,451             $19,168,538
Ratio of net expenses to
  average net assets:
  Before expense
    reimbursement............                1.50%                    3.21%(3)                 1.87%                   3.70%(3)
  After expense
    reimbursement............                1.50%                    1.50%(3)                 1.65%(6)                1.64%(3,6)
Ratio of net investment
  income (loss) to average
  net assets:
  Before expense
    reimbursement............               (1.16%)                  (2.84%)(3)                1.47%                  (0.74%)(3)
  After expense
    reimbursement............               (1.16%)                  (1.13%)(3)                1.69%(7)                1.32%(3,7)
Portfolio turnover rate(5)...            1,000.39%                2,324.63%                3,048.52%               3,346.25%

(1)COMMENCEMENT OF OPERATIONS.
(2)NOT ANNUALIZED.
(3)ANNUALIZED.
(4)NET INVESTMENT INCOME (LOSS) PER SHARE REPRESENTS NET INVESTMENT INCOME
(LOSS) DIVIDED BY THE DAILY AVERAGE SHARES OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.
(5)PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR. INVESTMENTS IN OPTIONS, FUTURES CONTRACTS AND REPURCHASE AGREEMENTS ARE DEEMED SHORT-TERM SECURITIES.
(6)THE OPERATING EXPENSE RATIO EXCLUDED DIVIDENDS ON SHORT POSITIONS. THE RATIO INCLUDING DIVIDENDS ON SHORT POSITIONS FOR THE YEAR ENDED AUGUST 31, 1999 AND THE PERIOD ENDED AUGUST 31, 1998 WAS 1.74% AND 1.78%, RESPECTIVELY.
(7)THE NET INVESTMENT INCOME RATIO INCLUDED DIVIDENDS ON SHORT POSITIONS. THE RATIO EXCLUDING DIVIDENDS ON SHORT POSITIONS FOR THE YEAR ENDED AUGUST 31, 1999 AND THE PERIOD ENDED AUGUST 31, 1998 WAS 1.78% AND 1.46%, RESPECTIVELY.
(8)NET INVESTMENT INCOME BEFORE DIVIDENDS ON SHORT POSITIONS FOR THE YEAR ENDED AUGUST 31, 1999 AND THE PERIOD ENDED AUGUST 31, 1998 WAS $0.41 AND $0.50, RESPECTIVELY.
(9)THE PER SHARE DATA REFLECTS A REVERSE STOCK SPLIT WHEREBY SHAREHOLDERS RECEIVED 1 SHARE FOR EACH 5 SHARES HELD. THIS REVERSE SPLIT OCCURRED ON JUNE 7, 1999.
(10)THE AMOUNTS SHOWN MAY NOT CORRELATE WITH AGGREGATE GAINS AND LOSSES OF PORTFOLIO SECURITIES DUE TO THE TIMING OF SUBSCRIPTIONS AND REDEMPTIONS OF FUND SHARES.

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights tables are intended to help you understand each Fund's financial performance since the Funds' commenced operation. The information in the tables has been audited by PricewaterhouseCoopers LLP, the Funds' independent accountants. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Financial highlights are not available for The Potomac Small Cap/Short Fund, The Potomac Dow 30 Funds and The Potomac Internet Funds because they have not commenced active operations. More information about the Funds may be found in their Annual and Semi-Annual Reports, which you may obtain upon request. For a fund share outstanding throughout the period

                                                                    For a fund share outstanding throughout the period
                                                                SMALL CAP                          U.S. GOVERNMENT
                                                                PLUS FUND                         MONEY MARKET FUND
POTOMAC FUNDS                                             ---------------------      --------------------------------------------
                                                          FEBRUARY 22, 1999(1)           YEAR ENDED          OCTOBER 20, 1997(1)
                                                           TO AUGUST 31, 1999         AUGUST 31, 1999         TO AUGUST 31, 1998
                                                          ---------------------      ------------------      --------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD................           $    10.00               $      1.00               $     1.00
                                                               ----------               -----------               ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(4).....................                 0.18                      0.04                     0.04
Net realized and unrealized gain (loss) on
  investments(6)....................................                 0.92                        --                       --
                                                               ----------               -----------               ----------
    Total from investment operations................                 1.10                      0.04                     0.04
                                                               ----------               -----------               ----------
LESS DISTRIBUTIONS:
Dividends from net investment income................                   --                     (0.04)                   (0.04)
Distributions from realized gains...................                   --                        --                       --
                                                               ----------               -----------               ----------
    Total distributions.............................                   --                     (0.04)                   (0.04)
                                                               ----------               -----------               ----------
NET ASSET VALUE, END OF PERIOD......................           $    11.10               $      1.00               $     1.00
                                                               ==========               ===========               ==========
TOTAL RETURN........................................                11.00%(2)                  3.89%                    3.89%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period...........................           $7,033,622               $50,222,733               $9,370,384
Ratio of net expenses to average net assets:
  Before expense reimbursement......................                 1.50%(3)                  1.20%                    3.70%(3)
  After expense reimbursement.......................                 1.50%(3)                  0.99%                    1.00%(3)
Ratio of net investment income (loss) to average net
  assets:
  Before expense reimbursement......................                 3.03%(3)                  3.68%                    1.66%(3)
  After expense reimbursement.......................                 3.03%(3)                  3.89%                    4.36%(3)
Portfolio turnover rate(5)..........................                 0.00%                      N/A                      N/A

(1)COMMENCEMENT OF OPERATIONS.
(2)NOT ANNUALIZED.
(3)ANNUALIZED.
(4)NET INVESTMENT INCOME (LOSS) PER SHARE REPRESENTS NET INVESTMENT INCOME
(LOSS) DIVIDED BY THE DAILY AVERAGE SHARES OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.
(5)PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR. INVESTMENTS IN OPTIONS, FUTURES CONTRACTS AND REPURCHASE AGREEMENTS ARE DEEMED SHORT-TERM SECURITIES.
(6)THE AMOUNTS SHOWN MAY NOT CORRELATE WITH AGGREGATE GAINS AND LOSSES OF PORTFOLIO SECURITIES DUE TO THE TIMING OF SUBSCRIPTIONS AND REDEMPTIONS OF FUND SHARES.

                     MORE INFORMATION ON THE POTOMAC FUNDS

STATEMENT OF ADDITIONAL INFORMATION (SAI):
      The Funds' SAI contains more information on the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference (it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS:
      The Funds' reports provide additional information on their investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Funds' performance during that period.

CALL OR WRITE TO OBTAIN THE SAI OR FUND REPORTS FREE OF CHARGE:

Write to:  The Potomac Funds
           P.O. Box 1993
           Milwaukee, Wisconsin 53201-1993

Call:      (800) 851-0511

Copies of these documents and other information about the Funds are available from the SEC Public Reference Room in Washington, D.C. The Public Reference Room can be reached at (800) 732-0330 or by mailing a request, including a duplicating fee to SEC's Public Reference Section, 450 Fifth Street NW, Washington, D.C. 20549-6009. You also may find information on the Funds at the SEC's Internet website at http://www.sec.gov.

                  Rafferty Capital Markets, Inc., Distributor
                             1311 Mamaroneck Avenue
                          White Plains, New York 10605

SEC File Number: 811-8243

                                  PROSPECTUS
                     November 17, 1999, as supplemented on
                               February 1, 2000

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                            100 South Royal Street
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